Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement dated April 7, 2015, to the

Statement of Additional Information (“SAI”)

dated May 1, 2014

Effective immediately, on page 3 of the SAI, under the heading “SUPPLEMENTAL INVESTMENT/RISK CHARTS,” in the column titled “GLOBAL BOND,” under the subsection “Fixed Income Portfolios,” the following type of investment is added in the section of the chart titled, “In what other types of investments may the Portfolio periodically invest?”:

•	Contingent capital securities (“CoCos”) (up to 5% of net assets)

On page 3 of the SAI, under the heading “SUPPLEMENTAL INVESTMENT/RISK CHARTS,” in the column titled “GLOBAL BOND,” under the subsection “Fixed Income Portfolios,” the following type of risk is added in the section of the chart titled, “What other types of risks may potentially or periodically affect the Portfolio?”:

•	Convertible securities

On page 9 of the SAI, under the heading “SUPPLEMENTAL GLOSSARY,” the following is hereby added immediately prior to the paragraph captioned “COUNTERPARTY AND THIRD PARTY RISK”:

“CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, a Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

Certain preferred and debt securities may include loss absorption characteristics that make the securities more equity like. This is particularly true in the financial services sector. While loss absorption language is relatively rare in the preferred and debt markets today, it may become more prevalent. One preferred or debt structure with loss absorption characteristics is the contingent capital security (sometimes referred to as a “CoCo”). These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those which would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.”

On page 39 of the SAI, under the heading “SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS,” the third sentence of the third bulleted paragraph with respect to the Global Bond Portfolio is hereby deleted in its entirety and replaced with the following:

“In addition, the Portfolio may invest a maximum of 10% of net assets in securities rated below investment grade, which would include corporate high yield, emerging market debt and other securities (including CoCos in an amount up to 5% of its net assets).”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this supplement for future reference.

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